UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934

Filed by the Registrant  ☒

Filed by a Party other than the Registrant  ☐

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☐  Preliminary Proxy Statement

☐  Confidential, For Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐  Definitive Proxy Statement

☒  Definitive Additional Materials

☐  Soliciting Material Pursuant to §240.14a-12

FOOT LOCKER, INC.
(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒  No fee required.

☐  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

(1)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

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☐  Fee paid previously with preliminary materials.

☐  Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

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(2)	Form, Schedule or Registration Statement No.:

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(4)	Date Filed:

*** Exercise Your Right to Vote ***

Important Notice Regarding the Availability of Proxy Materials for the
Shareholder Meeting to Be Held on May 15, 2013

FOOT LOCKER, INC.

Meeting Information

Meeting Type: Annual Meeting
For holders as of: March 18, 2013
Date: May 15, 2013	Time: 9:00 AM EDT
Location:	Foot Locker, Inc.
112 West 34th Street
New York, NY 10120

You are receiving this communication because you hold shares in the above named company.

This is not a ballot. You cannot use this notice to vote these shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. You may view the proxy materials online at www.proxyvote.com or easily request a paper copy (see reverse side).

We encourage you to access and review all of the important information contained in the proxy materials before voting.

See the reverse side of this notice to obtain proxy materials and voting instructions.

— Before You Vote —

How to Access the Proxy Materials

Proxy Materials Available to VIEW or RECEIVE:

1. Notice & Proxy Statement      2. Annual Report/Form 10-K

How to View Online:

Have the information that is printed in the box marked by the arrow (located on the following page) and visit: www.proxyvote.com.

How to Request and Receive a PAPER or E-MAIL Copy:

If you want to receive a paper or e-mail copy of these documents, you must request one. There is NO charge for requesting a copy. Please choose one of the following methods to make your request:

1) BY INTERNET:	www.proxyvote.com
2) BY TELEPHONE:	1-800-579-1639
3) BY E-MAIL*:	sendmaterial@proxyvote.com

* If requesting materials by e-mail, please send a blank e-mail with the information that is printed in the box marked by the arrow (located on the following page) in the subject line.

Requests, instructions and other inquiries sent to this e-mail address will NOT be forwarded to your investment advisor. Please make the request as instructed above on or before May 01, 2013 to facilitate timely delivery.

— How To Vote —

Please Choose One of the Following Voting Methods

Vote In Person: If you choose to vote these shares in person at the meeting, you must request a “legal proxy.” To do so, please follow the instructions at www.proxyvote.com or request a paper copy of the materials, which will contain the appropriate instructions. Many shareholder meetings have attendance requirements including, but not limited to, the possession of an attendance ticket issued by the entity holding the meeting. Please check the meeting materials for any special requirements for meeting attendance.

Vote By Internet: To vote now by Internet, go to www.proxyvote.com. Have the information that is printed in the box marked by the arrow available and follow the instructions.

Vote By Mail: You can vote by mail by requesting a paper copy of the materials, which will include a voting instruction form.

Voting items

The Board of Directors recommends that you
vote FOR the following:

1.	Election of Directors
Nominees
01	Ken C. Hicks	02	Guillermo Marmol	03	Dona D. Young	04	Maxine Clark

The Board of Directors recommends you vote FOR the following proposal(s):

2	Ratification of the Appointment of Independent Registered Public Accounting Firm.

3	Approval of the 2013 Foot Locker Employees Stock Purchase Plan.

4	Advisory Approval of the Company's Executive Compensation.

The Board of Directors recommends you vote AGAINST the following proposal(s):

5	Shareholder Proposal, if Properly Presented at the Meeting, to Repeal Classified Board.

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Voting Instructions

Vote by Internet
• Go to www.envisionreports.com/FL
• Or scan the QR code with your smartphone
• Follow the steps outlined on the secure website

Annual Meeting Notice

Important Notice Regarding the Availability of Proxy Materials for the
Foot Locker, Inc. Shareholders’ Meeting to be Held on May 15, 2013

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the annual shareholders’ meeting are available on the Internet. Follow the instructions below to view the materials and vote online or request a copy of the materials. The items to be voted on and location of the annual meeting are on the reverse side. Your vote is important!

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. The proxy statement, and annual report to shareholders/Form 10-K are available at:

www.envisionreports.com/FL

Easy Online Access — A Convenient Way to View Proxy Materials and Vote

When you go online to view materials, you can also vote your shares.

Step 1: Go to www.envisionreports.com/FL to view the materials.
Step 2: Click on Cast Your Vote or Request Materials.
Step 3: Follow the instructions on the screen to log in.
Step 4: Make your selection as instructed on each screen to select delivery preferences and vote.

When you go online, you can also help the environment by consenting to receive electronic delivery of future materials.

Obtaining a Copy of the Proxy Materials – If you want to receive a copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side on or before May 3, 2013 to facilitate timely delivery.

01MHTC

Annual Meeting Notice

The Foot Locker, Inc. Annual Meeting of Shareholders will be held on May 15, 2013 at the Company’s Corporate Headquarters located at 112 West 34th Street, New York, New York 10120, at 9:00 a.m. Eastern Daylight Time.

Proposals to be voted on at the meeting are listed below along with the Board of Directors’ recommendations.

The Board of Directors recommends a vote FOR each of the nominees for Director in Proposal 1:

1.	Election of three Directors to serve for three-year terms -- Ken C. Hicks, Guillermo Marmol, and Dona D. Young; and the Election of one Director to serve for a two-year term -- Maxine Clark.

The Board of Directors recommends a vote FOR Proposals 2, 3, and 4:

2.	Ratification of the Appointment of Independent Registered Public Accounting Firm.
3.	Approval of the 2013 Foot Locker Employees Stock Purchase Plan.
4.	Advisory Approval of the Company’s Executive Compensation.

The Board of Directors recommends a vote AGAINST Proposal 5:

5.	Shareholder Proposal, if properly presented at the meeting, to repeal classified board.

The Board of Directors has fixed the close of business on March 18, 2013 as the record date for the determination of shareholders entitled to receive notice of and to vote at the annual meeting or any adjournement(s) thereof.

PLEASE NOTE – YOU CANNOT VOTE BY RETURNING THIS NOTICE. To vote your shares you must vote online or request a paper copy of the proxy materials to receive a proxy card. If you wish to attend and vote at the meeting, please bring this notice with you.

Directions to the Foot Locker, Inc. 2013 Annual Meeting
are available in the proxy statement which can be viewed
at www.envisionreports.com/FL.

Here’s how to order a copy of the proxy materials and select a future delivery preference:

Paper copies: Current and future paper delivery requests can be submitted via the telephone, Internet or email options below.

Email copies: Current and future email delivery requests must be submitted via the Internet following the instructions below. If you request an email copy of current materials you will receive an email with a link to the materials.

PLEASE NOTE: You must use the number in the shaded bar on the reverse side when requesting a set of proxy materials.

→	Internet – Go to www.envisionreports.com/FL. Click Cast Your Vote or Request Materials. Follow the instructions to log in and order a copy of the current meeting materials and submit your preference for email or paper delivery of future meeting materials.

→	Telephone – Call us free of charge at 1-866-641-4276 and follow the instructions to log in and order a paper copy of the materials by mail for the current meeting. You can also submit a preference to receive a paper copy for future meetings.

→	Email – Send email to investorvote@computershare.com with “Proxy Materials Foot Locker” in the subject line. Include in the message your full name and address, plus the number located in the shaded bar on the reverse, and state in the email that you want a paper copy of current meeting materials. You can also state your preference to receive a paper copy for future meetings.

To facilitate timely delivery, all requests for a paper copy of the proxy materials must be received by Friday, May 3, 2013.

01MHTC

Control Number:

To:

Dear Shareholder:

Your 2013 Foot Locker, Inc. Annual Shareholders’ Meeting proxy materials are now available online and you may also vote your shares for the 2013 Annual Shareholders’ Meeting.

If you are a participant in the Foot Locker 401(k) Plan or 1165(e) Plan, this e-mail covers those shares allocated to your plan account. By voting through the online voting system, you will authorize the respective plan trustee to vote those shares allocated to your account as you have directed. Note that votes submitted through this site for the plans must be received by 1:00 a.m Eastern Daylight Time on May 13, 2013.

To view the Foot Locker, Inc. 2013 proxy statement and 2012 annual report and to vote your shares, please visit www.investorvote.com/FL.

To cast your vote, follow the on-screen instructions. You will be prompted to enter the proxy Control Number provided above in this email to access the voting site. Note that votes submitted through this site for shares held directly (outside of the 401(k) or 1165(e) plans) must be received by 1:00 a.m Eastern Daylight Time on May 15, 2013.

Thank you for viewing the 2013 Foot Locker, Inc. Annual Shareholders’ Meeting proxy materials and for submitting your very important vote.

Please note: Registered shareholders may unsubscribe to email notifications at any time by changing their elections at Investor Centre.

Questions?

For additional assistance regarding your account, please visit www.computershare.com/ContactUs where you will find useful FAQs, phone numbers and our secure online contact form.

Please do not reply to this email. This mailbox is not monitored and you will not receive a response

REMEMBER -- YOUR VOTE IS IMPORTANT -- PLEASE VOTE.